GABELLI EQUITY SERIES FUNDS, INC.

THE GABELLI SMALL CAP GROWTH FUND

THE GABELLI EQUITY INCOME FUND

THE GABELLI FOCUS FIVE FUND

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2014

This Statement of Additional Information (“SAI”), which is not a prospectus, describes:

FUND	CLASS	TICKER SYMBOL
The Gabelli Small Cap Growth Fund (“Small Cap Growth Fund”)	AAA A C I	GABSX GCASX GCCSX GACIX
The Gabelli Equity Income Fund (“Equity Income Fund”)	AAA A C I	GABEX GCAEX GCCEX GCIEX
The Gabelli Focus Five Fund (“Focus Five Fund”)	AAA A C I	GWSVX GWSAX GWSCX GWSIX

(each a “Fund” and together the “Funds”) which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the “Company”). This SAI should be read in conjunction with the Prospectuses for Class AAA, Class A, Class C, and Class I Shares of the Funds dated January 28, 2014. This SAI is incorporated by reference in its entirety into the Company’s Prospectuses. Portions of the Company’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the Prospectuses, please contact the Company at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI(800-422-3554)

www.gabelli.com

GENERAL INFORMATION

The Company is an open-end, management investment company organized under the laws of the State of Maryland on July 25, 1991. The Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund are each a series of the Corporation and commenced operations on October 22, 1991, January 2, 1992, and December 31, 2002, respectively. The Small Cap Growth Fund and Equity Income Fund are each classified as a diversified investment company and the Focus Five Fund is classified as a “non-diversified” investment company. The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Funds are advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Funds’ Prospectuses discuss the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and herein, the Fund may invest in any of the securities described below.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

The Adviser believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like its common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, they are not rated BBB or better by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Funds may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Nonconvertible Debt Securities

Under normal market conditions, each Fund may invest up to 20% of its total assets in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities, and money market instruments such as commercial paper and bankers’ acceptances. There is no minimum credit rating for these securities in which the Funds may invest. Accordingly, the Funds could invest in securities in default although the Funds will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Funds will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Funds’ liquidity needs or in response to a specific economic event such as the deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation’s Board of Directors (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Corporate Reorganizations

Subject to each Fund’s policy of investing at least 80% of its net assets in income producing equity securities (Equity Income Fund) or small company equity securities (Small Cap Growth Fund ), each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing their brokerage and other transaction expenses.

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of a tender offer or reorganization proposal. However, the increased market price of such securities may also discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio manager who must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics and business climate when the offer or proposal is in progress.

In making these types of investments each Fund will not violate any of its investment restrictions (see below, “Investment Restrictions”) including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer (Equity Income Fund and Small Cap Growth Fund only) and (b) it will not invest more than 25% of its total assets in any one industry.

Asset-Backed and Mortgage-Backed Securities (Equity Income Fund and Small Cap Growth Fund only)

Prepayments of principal may be made at any time on the obligations underlying asset- and most mortgage- backed securities and are passed on to the holders of the asset- and mortgage- backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce, and slower than expected prepayments will increase, yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Investments in Foreign Securities

The Small Cap Growth Fund and the Equity Income Fund may invest up to 35% of its total assets, and the Focus Five Fund may invest without limit in the securities of non-U.S. issuers. However, these Funds do not currently expect to invest a significant portion of their assets in such securities. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Small Cap Growth Fund and Equity Income Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a United States (“U.S.”) company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Funds’ performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or the investor.

Hedging Transactions

Options. Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return on or hedging the value of each Fund’s portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on a Fund the credit risk that the counterparty will fail to honor its obligations. Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s assets. Certain types of options that a Fund may purchase or sell may now be regulated as swaps by the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. government, or as security-based swaps by the Securities and Exchange Commission (“SEC”). The regulation of such options as swaps or security-based swaps is a recent development and there can be no assurance that the regulation of these types of instruments as swaps will not have an adverse effect on a Fund that utilizes these instruments.

Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) who is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchanges’ affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

Each Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline in the U.S. dollar versus the currency of a particular country to which the Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

Other Swap and Derivative Transactions. Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps. The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Funds are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Presently, the clearing mandate applies only to certain types of interest rate swaps and index credit default swaps, but the scope of the clearing mandate is expected to grow over time. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any Fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Funds to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are, or will soon be, subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any Fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. Each Fund relies upon an exclusion from the definition of “commodity pool operator” to avoid registration with the CFTC, and this exclusion imposes certain trading restrictions on each Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

Unseasoned Companies. The Small Cap Growth Fund and Focus Five Fund may invest in securities of unseasoned companies, which generally have limited liquidity, more speculative prospects and price volatility. The Small Cap Growth Fund will not invest more than 10% its of assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.

Other Investment Companies

The Small Cap Growth Fund and Focus Five Fund each may invest up to 10% of its total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more that 3% of the voting securities of any one investment company).

Investments in Warrants and Rights

Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security. With respect to the Small Cap Growth Fund and Equity Income Fund, investments in warrants and rights are limited to up to 5% of each Fund’s total assets.

When Issued, Delayed Delivery Securities, and Forward Commitments

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the Funds prior to the settlement date. Each Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis.

Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral, usually cash, U.S. government securities, or other highly liquid securities deposited with the broker-dealer. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

With respect to the Small Cap Growth Fund and Equity Income Fund, the market value of the securities sold short of any one issuer will not exceed either 5% of each Fund’s total assets or 5% of such issuer’s voting securities. With respect to all Funds, a Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Funds may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activities, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test, to the extent the Board treats such securities as liquid, temporary impairment to trading patterns of such securities may adversely affect a Fund’s liquidity.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the New York Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. Except for repurchase agreements settled within a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, the Fund’s investments in repurchase agreements are subject to the limit of investing no more than 5% of its net assets in illiquid securities. Therefore, a Fund will not enter into repurchase agreements with a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested.

Loans of Portfolio Securities

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Funds may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, would otherwise require the untimely disposition of their portfolio securities. Borrowing will not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund’s assets after giving effect to the borrowing. The Funds will not make additional investments when borrowings exceed 5% of assets. The Funds may mortgage, pledge, or hypothecate assets to secure such borrowings.

Temporary Defensive Investments

For temporary defensive purposes each Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high-quality money market instruments.

Portfolio Turnover

The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Each Fund’s portfolio turnover is expected to be less than 100%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2013 and 2012, the turnover rates were 5% and 7%, respectively, for the Small Cap Growth Fund, 6% and 6%, respectively, for the Equity Income Fund, and 69% and 140%, respectively, for the Focus Five Fund. The decrease in portfolio turnover rate of the Fund between fiscal years 2013 and 2012 was due to the increase in assets under management.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the applicable Fund’s shareholders defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy.

Small Cap Growth Fund and Equity Income Fund

Under such restrictions, each of these Funds may not:

1.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

2.	Invest 25% or more of the value of its total assets in any one industry;

3.	Issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. A Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

4.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Invest for the purpose of exercising control over management of any company;

7.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

8.	Purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas, or mineral interests.

Focus Five Fund

Under such restrictions, the Fund may not:

1.	Invest 25% or more of the value of its total assets in any one industry;

2.	Issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

3.	Make loans of money or property to any person, except through loans of portfolio assets, the purchase of debt instruments, or the acquisition of assets subject to repurchase agreements;

4.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.	Invest for the purpose of exercising day-to-day operating control over management of any company;

6.	Purchase real estate or interests therein, which does not include securities or other instruments issued by companies that invest primarily in real estate; or

7.	Purchase or sell commodities or commodity contracts or invest in any oil, gas, or mineral interests except in each case to the extent the Fund would not be required to register as a commodity pool.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser’s interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Company or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or Chief Executive Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

3.	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, each Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Company’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Funds’ officers who conduct the daily business of the Funds. Information pertaining to the Directors and executive Officers of the Company is as follows:

Name, Position(s) Address[1] And Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer—Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company)

(2011-2012)

John D. Gabelli Director Age: 69	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 78	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 70	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of The LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 74	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 45	Since 2009	12	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 88	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 79	Since 1991	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2001	29	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling Inc. (recycling); Chairman of Harbor BioSciences, Inc. (biotechnology)

Director and Vice Chairman of

Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012); Director and Chairman of Harbor Diversified (pharmaceutical) (1998-2012)

Name, Position(s) Address[1] And Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc. since 1998-2012; Chairman of Teton Advisors, Inc., July 2008-2010; President of Teton Advisors, Inc. 1998-2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Mutual Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex.

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Funds as defined in the 1940 Act. Mario J. Gabelli and John D. Gabelli are each considered an “interested person” because of their affiliation with the Adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not considered to be “interested persons” of the Funds as defined in the 1940 Act are considered to be Independent Directors.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex (the “Fund Complex”), public companies, or non-profit entities or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of the Adviser, and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including as a Trustee of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelor’s degree from Fordham University, his Master’s of Business Administration from Columbia University Graduate School of Business, and Honorary Doctorates from Fordham University and Roger Williams University.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business law. He is the Chairman of the Funds’ Nominating Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars annually. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for four years. Mr. Enright is also a member of the Funds’ ad hoc Pricing Committee, and a member of both multi-fund ad hoc Compensation Committees (described below under “Directors — Leadership Structure and Oversight Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research, Inc. (“G.research”), an institutional research and brokerage firm which is an affiliate of the Adviser. He is President of John Gabelli Inc., a general partner of two investment partnerships and has over thirty-five years of experience in the asset management industry. Mr. Gabelli serves on the boards of other funds in the Fund Complex. He also sits on the boards of various charitable foundations, including the Mount Vernon Police Foundation.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. He is a member of the Funds’ Nominating committee. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of The LGL Group. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brothers-Big Sisters, the Fresh Air Fund, and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania—The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Robert J. Morrissey, Esq. Mr. Morrissey has over forty-five years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He is a member of the Funds’ ad hoc Proxy Voting Committee and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He also serves as a Trustee to Boston College and is Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, Chairman of the Investment Advisory Board of the New England Jesuit Province, a member of the Financial Council of the Archdiocese of Boston, and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and a Director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and Harvard Law School.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and a Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino is Chairman of the Funds’ Audit Committee and ad hoc Proxy Voting Committee and has been designated as the Funds’ Audit Committee Financial Expert. He also serves on comparable committees of other boards in the Funds Complex. Mr. Pustorino was a Director of The LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Fund Complex, is the Chairman of one fund’s Nominating Committee, and a member of the Proxy Voting Committee of other funds in the Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, pharmaceutical, and financial consulting. Mr. Zizza serves as lead Independent Director of the Funds. He is a member of the Funds’ ad hoc Pricing Committee, a member of the

Funds’ ad hoc Proxy Voting Committee, and a member of both multi-fund Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Funds’ Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Funds’ Directors may from time to time also serve on this separate committee.)

All of the Funds’ Directors other than Messrs. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Funds are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and its major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Company: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in multi-fund ad hoc Compensation Committees described above).

The Company’s Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 20, 2013. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements’ responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the fiscal year ended September 30, 2013, the Audit Committee met twice.

The Company’s Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Nakamura, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee met once during the fiscal year ended September 30, 2013.

The Company’s ad hoc Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Morrissey, and Zizza, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2013.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2013.

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED DIRECTORS:

Mario J. Gabelli, CFA	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	E E E	E

John D. Gabelli**	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	A A A	E

INDEPENDENT DIRECTORS:

Anthony J. Colavita	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	E D C	E

Vincent D. Enright	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	E D C	E

Robert J. Morrissey	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	E E A	E

Kuni Nakamura***	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	C C C	E

Anthony R. Pustorino	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	E B A	E

Anthonie C. van Ekris	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	E E D	E

Salvatore J. Zizza	The Gabelli Small Cap Growth Fund The Gabelli Equity Income Fund The Gabelli Focus Five Fund	A A C	E

*	Key to Dollar Ranges- Information as of December 31, 2013.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000
**	Mr. John Gabelli is a trustee on accounts for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2013, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,220	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$9,392	*
Anthonie C. van Ekris	Same(1)	LICT Corp.	Common Stock	$57,600	*
Anthonie C. van Ekris	Same(1)	The LGL Group, Inc.	Common Stock	$8,656	*
Anthonie C. van Ekris	Same(1)	CIBL	Common Stock	$33,600	*
Anthonie C. van Ekris	Same(1)	ICTC Group, Inc.	Common Stock	$40	*
Anthonie C. van Ekris	Same(1)	Morgan Group Holdings, Inc.	Common Stock	$448	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.
(1)	Mr. van Ekris owns the common stock of the applicable company in a trust account for each of his two children for which he serves as trustee.

Director and Officer Compensation

No director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser or an affiliated company receives any compensation from the Funds for serving as an Officer or Director of the Company. The Company pays each Independent Director who is not a director, officer, or employee of the Adviser or any of its affiliates $18,000 per annum and $2,000 per meeting attended in person and $500 per meeting attended by telephone and reimburses each Director for related travel and out of pocket expenses. The Company also pays each Director serving as a member of the Proxy Voting or Nominating Committees a fee of $500 per meeting attended. The lead director receives an additional $2,000 per annum and the Chairman of the Audit Committee receives an additional $3,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and Officers of the Funds who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Company.

The following table sets forth certain information regarding the compensation of the Company’s Directors. No executive officer or person affiliated with the Company received compensation in excess of $120,000 from the Company for the fiscal year ended September 30, 2013.

Compensation Table

Aggregate Compensation from Registrant (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Funds	Aggregate Compensation from the Company and Fund Complex*
Interested Directors
Mario J. Gabelli, CFA Director	$0	$0	(0)
John D. Gabelli Director	$0	$0	(0)
Independent Directors
Anthony J. Colavita Director	$26,000	$399,500	(35)
Vincent D. Enright Director	$28,000	$206,000	(16)
Robert J. Morrissey Director	$26,000	$72,500	(6)
Kuni Nakamura Director	$26,000	$146,000	(12)
Anthony R. Pustorino Director	$31,000	$204,500	(13)
Anthonie C. van Ekris Director	$26,000	$194,000	(20)
Salvatore J. Zizza Director	$28,000	$324,500	(29)

*	Represents the total compensation paid to such persons for the calendar year ended December 31, 2013. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Company because they have common or affiliated investment advisers.

Code of Ethics

The Company, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”) and its Corporate Governance Service, other third-party services, and the analysts of G.distributors, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser, or the principal underwriters or other principal underwriter on the other hand, the conflict will be brought to the Board’s Proxy Voting Committee of the Company to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the Independent Directors of the relevant Funds to vote the proxies, which would potentially include the ad hoc Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2013 the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of any Fund:

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP

Small Cap Growth Fund:

Class AAA	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94105-1905	44.95%†	Beneficial*

	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEW YORK, NY 10281-1011	14.66%	Beneficial*

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	5.66%	Beneficial*

Class A	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	20.39%	Beneficial*

	PERSHING LLC JERSEY CITY, NJ 07399-0001	11.96%	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	11.17%	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE , FL 32246-6484	6.64%	Beneficial*

Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	20.05%	Beneficial*

	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	10.14%	Beneficial*

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST. PETERSBURG, FL 33716-1100	9.26%	Beneficial*

	PERSHING LLC JERSEY CITY, NJ 07399-0001	9.15%	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	8.10%	Beneficial*

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	5.90%	Beneficial*

Class I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	51.72%†	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	11.68%	Beneficial*

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94104-4151	8.79%	Beneficial*

	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	7.63%	Beneficial*

	NATIONAL FINANCIAL SERVICES FOR THE BENEFIT OF THEIR CUSTOMERS JERSEY CITY, NJ 07310-2010	6.82%	Beneficial*

Equity Income Fund:

Class AAA	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY, NJ 07310-2010	31.63%†	Beneficial*

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94105-1905	21.30%	Beneficial*

	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	11.76%	Beneficial*

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	8.63%	Beneficial*

Class A	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	20.88%	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	10.07%	Beneficial*

	PERSHING LLC JERSEY CITY, NJ 07399-0001	9.34%	Beneficial*

	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	7.64%	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	5.38%	Beneficial*

Class C	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	23.40%	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	20.22%	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	14.49%	Beneficial*

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	10.73%	Beneficial*

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST. PETERSBURG, FL 33716-1100	9.64%	Beneficial*

Class I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	35.50%†	Beneficial*

	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	24.66%	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	15.02%	Beneficial*

	NATIONAL FINANCIAL SERVICES FOR THE BENEFIT OF THEIR CUSTOMERS JERSEY CITY, NJ 07310-2010	6.74%	Beneficial*

Focus Five Fund:

Class AAA	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94104-4151	19.87%	Beneficial*

	NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310-2010	18.38%	Beneficial*

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST PETERSBURG, FL 33716-1100	11.21%	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	8.25%	Beneficial*

	TD AMERITRADE INC. FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMAHA, NE 68103-2226	6.17%	Beneficial*

Class A	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	73.05%†	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	7.16%	Beneficial*

Class C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	29.31%†	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	22.16%	Beneficial*

	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	15.83%	Beneficial*

	MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	9.55%	Beneficial*

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST PETERSBURG, FL 33716-1100	6.90%	Beneficial*

Class I	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	35.74%†	Beneficial*

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	21.06%	Beneficial*

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY, NJ 07311	12.55%	Beneficial*

	STEEL EXCEL INC SAN RAMON, CA 94583-9137	10.23%	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94104-4151	7.33%	Beneficial*

	PERSHING LLC JERSEY CITY, NJ 07399-0001	6.73%	Beneficial*

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of December 31, 2013, as a group, the Officers and Directors of each Fund owned less than 1% of each of the Equity Income Fund, the Small Cap Growth Fund, and the Focus Five Fund, aggregating all classes of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to seventeen open-end investment companies and ten closed-end investment companies with aggregate assets in excess of $24 billion as of September 30, 2013. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL, the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $18.5 billion as of September 30, 2013. Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), an affiliate of the Adviser with assets under management of approximately $1.8 billion as of September 30, 2013 acts as investment adviser to The TETON Westwood Funds; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $899 million as of September 30, 2013; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $63 million as of September 30, 2013. Each of the forgoing companies, other than Teton Advisors, Inc. is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2013.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Funds pursuant to investment advisory contracts (the “Contracts”). Pursuant to the Contracts, which were initially approved by each Fund’s sole shareholder on October 2, 1991 for the Small Cap Growth Fund, December 9, 1991 for the Equity Income Fund and December 31, 2002 for the Focus Five Fund, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions for each Fund, and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Contracts, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including BNY Mellon Investment Servicing (US) Inc., the Funds’ Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), State Street Bank and Trust Company (“State Street”), the Funds’ Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, Prospectuses, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV per share of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or their shares under such laws; and (vii) prepares notices and agendas for meetings of the Company Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund’s NAV per share is an expense payable by the Company pursuant to the Contracts. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000 in connection with the cost of computing the Funds’ NAV. During the fiscal year ended September 30, 2013, the Small Cap Growth, Equity Income, and Focus Five Funds reimbursed the Adviser $45,000, $45,000, and $37,500, respectively, in connection with the cost of computing each Fund’s NAV.

The Contracts provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By their terms, the Contracts will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company’s Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contracts. The Contracts are terminable without penalty by each Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the Adviser’s services and related expenses borne by the Adviser, each Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 1.00% of each Fund’s net assets and allocable to each class on the basis of assets attributable to such class. For the last three fiscal years ended September 30, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Paid to Adviser by Each Fund

(Fiscal years ended September 30)

	2013		2012		2011
Small Cap Growth Fund	$25,964,243		$21,368,711		$22,102,493
Equity Income Fund	$23,496,165		$21,048,662		$18,269,819
Focus Five Fund	$1,793,203	(1)	$126,430	(1)	$69,047	(1)

(1)	Amount reflects advisory fees prior to reimbursement of expenses by the Adviser.

The Adviser had contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Focus Five Fund to the extent necessary to maintain the Focus Five Fund’s Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of 0.25% per year and extraordinary expenses) at certain specified levels. Pursuant to this agreement, the Adviser reimbursed expenses of the Focus Five Fund as follows:

Advisory Fees Reimbursed by the Focus Five Fund

(Fiscal years ended September 30)

Advisory Fees Reimbursed
2013	$140,973
2012	$86,213
2011	$54,760

This arrangement terminates on January 31, 2014. In addition, the Focus Five Fund had agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 1.70%, 1.70%, 2.45%, and 1.45% on an annualized basis for Class AAA, Class A, Class C, and Class I Shares, respectively. Due to the increase in the size of the Focus Five Fund, no reimbursement or recoupment amounts are due.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which each portfolio manager was primarily responsible for day-to-day management during the fiscal year ended September 30, 2013.

EXCLUDES SMALL CAP GROWTH FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli, CFA	Registered Investment Companies:	26	20.6B	8	5.0B
	Other Pooled Investment Vehicles:	15	569.2M	13	561.3M
	Other Accounts:	1,676	16.2B	21	2.1B

EXCLUDES EQUITY INCOME FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli, CFA	Registered Investment Companies:	26	21.3B	8	5.0B
	Other Pooled Investment Vehicles:	15	569.2M	13	561.3M
	Other Accounts:	1,676	16.2B	21	2.1B

EXCLUDES FOCUS FIVE FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Daniel M. Miller	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	6	2.2M	0	0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only a Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Funds’ Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Funds even if using the Distributor is not in the best interest of the Funds.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Funds are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit that portfolio manager.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Daniel M. Miller

The compensation of the portfolio managers for the Gabelli Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Miller receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Focus Five Fund and separate accounts to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Focus Five Fund.

This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser’s parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

Mr. Miller also receives compensation from G.research for services performed in his capacity as an employee of G.research, an affiliate of the Adviser.

Compensation Structure for Mario J. Gabelli, CFA

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Equity Income Fund and Small Cap Growth Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to these Funds. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Name	Fund	Dollar Range of Equities Securities Held in each Fund*
Mario J. Gabelli, CFA	Small Cap Growth Fund Equity Income Fund Focus Five Fund	G G G

Daniel M. Miller	Focus Five Fund	E

*	Key to Dollar Ranges – Information as of September 30, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

The Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreement with the Funds’; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Funds’ shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all of the Company’s Board meetings, including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Company’s shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio, (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Company in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion- 0.0275%; $10 billion to $15 billion- 0.0125%; over $15 billion- 0.0100%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Funds.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Company’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), Five Times Square, New York, NY, 10036-6530, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street, 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for each Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, located at The BFDS Building, 30 Dan Road, Canton, MA 02021-2809, performs the shareholder services on behalf of State Street and acts as each Fund’s transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Funds.

Distributor

To implement each Fund’s 12b-1 Plans, each Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly-owned subsidiary of GBL having its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of each Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Set forth in the table below are the aggregate amount of underwriting commissions and the amount retained by the Distributor during the fiscal year ended September 30, 2013:

	Fiscal Year Ended September 30,	Aggregate Commissions		Amounts Retained by Distributor
Small Cap Growth Fund	2011	$661,081	**	$108,131	**
		$85,953	*	$14,059	*
	2012	$538,547	*	$75,588	*
	2013	$1,148,016		$163,847
Equity Income Fund	2011	$732,521	**	$122,806	**
		$147,344	*	$24,702	*
	2012	$733,037	*	$108,428	*
	2013	$1,145,714		$172,876
Focus Five Fund	2011	$1,650	**	$345	**
		$0	*	$0	*
	2012	$104,036	*	$13,189	*
	2013	$1,312,862		$187,661

*	Payments made to G.distributors. G.distributors succeeded G.research as the Funds’ distributor effective August 1, 2011.
**	Payments made to G.research. G.research is a broker/dealer affiliated with G.distributors, LLC, both subsidiaries of GBL, and with the Funds.

Set forth in the table below are the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2013:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Small Cap Growth Fund	$163,847	$13,961	$164,578	—
Equity Income Fund	$172,973	$24,918	$224,461	—
Focus Five Fund	$188,472	$10,147	$0

DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund’s Class AAA Shares, Class A Shares, and Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company’s Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures.

For the fiscal year ended September 30, 2013, the Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund incurred distribution costs of $6,418,160, $6,437,932, and $524,582, respectively, to G.distributors for underwriting. The Plan compensates the Distributor regardless of its expense.

Distribution Costs and Expenses

Incurred for the Year Ended September 30, 2013

	Class AAA	Class A	Class C
Small Cap Growth Fund	$4,509,992	$559,500	$1,348,668
Equity Income Fund	$4,122,514	$463,202	$1,852,216
Focus Five Fund	$76,242	$218,716	$229,624

For the fiscal year ended September 30, 2013, the Distributor identified expenditures for the Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund, respectively, of approximately: $126,000, $100,000, and $20,900 for advertising and promotion, $60,800, $47,900, and $9,700 for printing, postage and stationery, $31,400, $26,500, and $5,100 for overhead support expenses, $397,500, $419,100, and $0 for advanced commissions, $752,600, $619,400, and $1,019,100 for salaries of personnel of the Distributor and $5,139,900, $5,376,600, and $79,900 for third party servicing fees.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of their average daily net assets of Class AAA Shares and Class A Shares and 1.00% (0.25% for service and 0.75% for distribution) of its average daily net assets of Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory

Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of that Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually by the Company’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party thereto upon sixty days’ written notice.

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, each of the Funds also make payments to the providers of these programs, out of their assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses a Fund would otherwise incur in maintaining shareholder accounts for those who invest in a Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Class A and Class C Shares for each Fund were first offered to the public on December 31, 2003 (except for Focus Five Fund which commenced investment operations for all classes on December 31, 2002). Class I Shares were issued on January 11, 2008.

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Company or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A, Class C, and Class I Shares under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Under each Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser currently serves as investment adviser to a number of investment company clients and private accounts and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the policy of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $0 for Small Cap Growth Fund, $14,720 for Equity Income Fund, and $67,090 for Focus Five Fund, respectively, on portfolio transactions in the principal amount of $0, $8,155,524, and $66,724,332 for Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund, respectively, during the fiscal year ended September 30, 2013. The average commissions on these transactions were $0, $0.035, and $0.029 per share for Small Cap Growth Fund, Equity Income Fund, and Focus Five Fund, respectively.

Investment research obtained by allocations of a Fund’s brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Company’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Company’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years:

Small Cap Growth Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions	2011	$764,655
	2012	$389,633
	2013	$249,018
Commissions paid to G.research	2011	$499,152
	2012	$225,905
	2013	$164,578
% of Total Brokerage Commissions paid to G.research	2013	66%
% of Total Transactions involving Commissions paid to G.research	2013	56%

Equity Income Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions	2011	$634,263
	2012	$328,158
	2013	$297,324
Commissions paid to G.research	2011	$475,708
	2012	$246,122
	2013	$224,461
% of Total Brokerage Commissions paid to G.research	2013	75%
% of Total Transactions involving Commissions paid to G.research	2013	77%

Focus Five Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions	2011	$17,560
	2012	$27,404
	2013	$158,802
Commissions paid to G.research	2011	$0
	2012	$500
	2013	$0
% of Total Brokerage Commissions paid to G.research	2013	0%
% of Total Transactions involving Commissions paid to G.research	2013	0%

During its fiscal year ended September 30, 2013, the Equity Income Fund acquired the securities of its regular brokers or dealers or their parents. The following table sets forth the identity of those brokers, dealers or their parents and the value of such holdings as of September 30, 2013:

Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value
Morgan Stanley	360,000	$9,702,000
State Street Corp.	170,000	$11,177,500
The Bank of New York Mellon Corp.	1,040,000	$31,397,600
Wells Fargo & Co.	920,000	$38,014,400

During its fiscal year ended September 30, 2013, the Small Cap Growth Fund and the Focus Five Fund did not hold securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of each Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Each Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at anytime in that shareholder’s name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not to the Adviser or Distributor.

No minimum initial investment is required for Officers, Directors, or full-time employees of the Funds, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the “immediate family” of such individuals and retirement plans and trusts for their benefit. The term “immediate family” refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class I Shares, as applicable, as a result of the higher service and distribution-related fees to which Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company’s Board. Additional information on fair valuation is provided in the Funds’ Prospectuses under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Funds’ NAV, that Fund or Funds may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares by U.S. persons who hold their shares as capital assets (generally, assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.”

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of such Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Funds will be subject to regular corporate-level income taxes. In addition, if a Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. Federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year (unless an election is made by a Fund with a November or December year-end to use the Fund’s fiscal year) and (3) certain ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

Gains or losses on the sale of securities by each Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are “section 1256 contracts”. Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributions

Except as provided below, distributions of investment company taxable income, whether paid in cash or reinvested in the applicable Fund’s shares, are taxable to a U.S. shareholder as ordinary income. Properly designated distributions attributable to qualified dividends received by a Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced rate, provided that certain holding period and other requirements are met. Properly designated dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Properly designated distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses) (“capital gain dividends”), if any, are taxable as long term capital gain, whether paid in cash or in shares and regardless of how long the shareholder has held its Fund shares, and are not eligible for the dividends received deduction. The current distribution policy of the Equity Income Fund is to pay a fixed amount on a monthly basis for each class of shares. This policy may restrict the Equity Income Fund’s ability to pay out all its net long term capital gains as a capital gain dividend. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the redemption, sale, or exchange of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains (including amounts credited as an undistributed capital gain dividend) received by the shareholder with respect to such shares.

An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Medicare Tax

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

Backup Withholding

The Company generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable), or that distributions and proceeds from the redemption or other disposition of Fund shares will be subject to withholding of U.S. tax at a rate of 30% in the case of certain non-U.S. entities that fail to satisfy applicable reporting and certification requirements regarding their owners and/or account holders.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. The Funds do not expect that they will be eligible to elect to “pass through” to their shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Funds with respect to qualifying taxes.

Special Federal Income Tax Rules

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gain or qualified dividend income into higher taxed short term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

INVESTMENT PERFORMANCE INFORMATION

From time to time, each Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of each Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that each Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in each Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, each Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.

In its reports, investor communications or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

DESCRIPTION OF THE FUNDS’ SHARES

Description of the Funds’ Shares

Each Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds’ shares to replace its Directors. The Company’s Board is authorized to classify or reclassify the unissued shares of the Company to one or more classes of a separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into three series each having a separate portfolio. The Funds offer Class AAA, Class A, Class C, and Class I Shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class of each series of shares when issued has equal dividend, liquidation (see “Redemption of Shares”), and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV per share, at the option of the shareholder.

The Company sends semiannual and annual reports to all shareholders which include lists of portfolio securities and each Fund’s financial statements, which will be audited annually. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address who have the same last name or who the Company reasonably believes are members of the same family. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.

Corporate Matters

The Company reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters, and auditors and on any proposed material amendment to the Company Certificate of Incorporation.

Upon liquidation of the Company or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority, as defined by the 1940 Act, of the outstanding voting securities of a Fund or the Company at a meeting called for the purpose of considering such approval.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of Shares should be directed to the Distributor, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

The Company will send unaudited reports at least semiannually , and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended September 30, 2013, including the Reports of Ernst & Young LLP, are incorporated herein by reference to each Fund’s 2013 Annual Report to Shareholders. Each Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2